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Exhibit 99.4


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 13D
                               (Amendment No. 1)*

                   Under the Securities Exchange Act of 1934


                     Safety Components International, Inc.
                                (Name of Issuer)

                                  Common Stock
                          (Title of Class Securities)

                                   786474205
                                 (CUSIP Number)
                                Leonard DiSalvo
                        Vice President--Finance and CFO
                               Zapata Corporation
                         100 Meridian Centre, Suite 350
                           Rochester, New York 14618
                              Tel. (585) 242-2000

                                   Copies To:
                             Gordon E. Forth, Esq.
                            Woods Oviatt Gilman LLP
                            700 Crossroads Building
                                Two State Street
                           Rochester, New York 14614
                              Tel. (585) 987-2800

                 (Name, Address and Telephone Number of Person
               Authorized to receive Notices and Communications)

                                October 2, 2003
                      ------------------ ----------------
            (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box / /.

Note. Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

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*      The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.


       The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act. (However, see the Notes).

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-----------------------------------------------------------------
(1)    NAME OF REPORTING PERSON
       S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Zapata Corporation
         74-1339132

-----------------------------------------------------------------

(2)      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (See
         Instructions)

                       (a)  / /
                       (b)  / /
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(3)      SEC USE ONLY

-----------------------------------------------------------------
(4)      SOURCE OF FUNDS

         WC

-----------------------------------------------------------------

(5)      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)              / /


-----------------------------------------------------------------

(6)      CITIZENSHIP OR PLACE OF ORGANIZATION

         Nevada
-----------------------------------------------------------------
                                  (7)  SOLE VOTING POWER

                                                4,162,394 shares
                                       ---------------------------
NUMBER OF SHARES                       (8)   SHARED VOTING POWER
BENEFICIALLY OWNED BY
EACH REPORTING PERSON                            0
                                       ---------------------------
WITH                               (9)    SOLE DISPOSITIVE POWER

                                               4,162,394 shares
                                       ----------------------------
                                   (10)   SHARED DISPOSITIVE POWER

                                                    0
--------------------------------------------------------------------
(11)   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH
       REPORTING PERSON

       4,162,394 shares
---------------------------------------------------------------------
(12)     CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
         CERTAIN SHARES
         (See Instructions)             / /
---------------------------------------------------------------------

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-------------------------------------------------------------------------------
(13)     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
         83.9%

-------------------------------------------------------------------------------

(14)     TYPE OF REPORTING PERSON (See Instructions)
         CO

-------------------------------------------------------------------------------

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         This Amendment No. 1 to Schedule 13D ("Amendment No. 1") is being filed by Zapata Corporation ("Zapata") to amend its original Schedule 13D (the "Original Schedule 13D") filed by Zapata relating to the common stock, par value $0.01 per share (the "Common Stock"), of Safety Components International, Inc., a Delaware corporation (the "Issuer"). This Amendment No. 1 reports the purchase of additional shares of Common Stock by Zapata. All other items that remain unchanged from the Original Schedule 13D are not repeated herein, but are incorporated herein by reference.

Item 1. Security and Issuer.

         This statement relates to 4,162,394 shares of the Common Stock of the Issuer. The Issuer's principal executive office is located at 41 Stevens Street, Greenville, South Carolina 29605.

Item 3. Source and Amount of Funds or Other Consideration

         As of October 6, 2003, Zapata had invested $47.8 million (inclusive of brokerage commissions) in shares of Common Stock. The source of these funds is Zapata's working capital.

Item 4. Purpose of the Transaction

         Zapata made its initial purchase shares of Common Stock to establish a significant equity interest in the Issuer. As detailed in this Amendment No. 1, Zapata has purchased an additional 1,498,489 shares of Common Stock. Depending upon overall market conditions, other investment opportunities, the availability of Common Stock at desirable prices, the Issuer's financial condition, business prospects and other developments concerning the Issuer or Zapata, Zapata may endeavor to increase its position in the Issuer through, among other things, the purchase of Common Stock in open market or private transactions (subject to compliance with applicable law) or to dispose of its Common Stock, in all cases on such terms and at such times as Zapata deems advisable.

         Zapata has contacted the Issuer's management to seek a meeting. Zapata expects the meeting will take place in the near future. At the meeting Zapata intends to discuss its investment in the Issuer and representation on the Issuer's Board of Directors. Depending on Zapata's on-going evaluation of the Issuer as well as other factors which Zapata deems relevant, Zapata may also take such other actions as it deems appropriate, including, without limitation, communicating with other stockholders of the Issuer, presenting proposals for consideration or nominees for election as directors at a meeting of the Issuer's stockholders or offering to acquire the Issuer. Zapata reserves the right to change its intention with respect to any and all matters referred to in this
Item 4. Except as set forth in this Item 4, the Issuer does not have any present plans or proposals which relate to or would result in any of the matters set forth in paragraphs (a) through (j) of Item 4 of Schedule 13D.

Item 5. Interest in Securities of the Issuer

         (a) As of the date of this Amendment No. 1, Zapata beneficially owns 4,162,394 shares of Common Stock. Based on information contained in the most recently available filing

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by the Issuer with the Securities and Exchange Commission, such shares constitute approximately 83.9% of the issued and outstanding shares of Common Stock. To the knowledge of Zapata, no shares of Common Stock are beneficially owned by any of the persons enumerated in Instruction C to Schedule 13D.

         (b) Zapata has the sole power to vote and sole power to dispose of 4,162,394 shares of Common Stock.

         (c) The following is a description of all transactions in the Common Stock within the last 60 days not previously reported in the Original Schedule 13D. Each transaction was a privately negotiated block purchase by Zapata.

              Settlement
                 Date
            of Transaction      No. of Shares       Price Per Share
            --------------      -------------       ---------------

               10/7/03            1,498,489             $11.30


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                                    Signature
                                    ---------

         After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

         Dated: October 6, 2003

                                         ZAPATA CORPORATION

                                         By:    /s/ Leonard DiSalvo
                                                --------------------------------
                                         Name:  Leonard DiSalvo
                                         Title: VP--Finance and CFO



                                 Page 12 of 21